UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2026
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or other jurisdiction of incorporation or organization)
001-37860	81-3434516
(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The Annual Meeting of the Company was held on February 12, 2026. At the Annual Meeting, a total of 38,575,226 shares of Company common stock, representing approximately 92% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for the votes of the Annual Meeting regarding each proposal voted on at the Annual Meeting are set forth in the following tables. Each of these proposals is described in detail in the Proxy Statement.
Proposal One:

The Company’s stockholders elected Kathleen L. Bardwell, Jocelyn D. Chertoff, Timothy E. Guertin, Jay K. Kunkel, Walter M Rosebrough, Jr., Sunny S. Sanyal and Christine A. Tsingos to serve as directors until the 2027 Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-Votes
Kathleen L. Bardwell	34,831,822	167,687	157,652	3,418,065
Jocelyn D. Chertoff	34,075,161	925,048	156,952	3,418,065
Timothy E. Guertin	33,765,580	1,233,864	157,717	3,418,065
Jay K. Kunkel	34,100,816	894,725	161,620	3,418,065
Walter M Rosebrough, Jr.	34,106,635	889,066	161,460	3,418,065
Sunny S. Sanyal	34,822,559	175,719	158,883	3,418,065
Christine A. Tsingos	34,826,622	172,887	157,652	3,418,065

Proposal Two:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
33,985,913	1,004,141	167,107	3,418,065

Proposal Three:

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026:

For	Against	Abstain
38,106,353	301,360	167,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: February 13, 2026	By:	/s/ Matthew A. Martinez
Matthew A. Martinez
Chief Legal Officer and Corporate Secretary